U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported):  March 26, 2012

STAR BUFFET, INC.
(Exact name of registrant as specified in its charter)

0-6054
(Commission File No.)

Delaware (State or other jurisdiction of incorporation or organization)	84-1430786 (IRS Employer Identification No.)

1312 N. Scottsdale Road
Scottsdale, Arizona  85257
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (480) 425-0397

Former name or former address, if changed since last report:  Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                     Other Items.

As previously disclosed, on September 28, 2011, Star Buffet, Inc. (the “Company”) filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (“Bankruptcy Code”) in the United States Bankruptcy Court for the District of Arizona (the “Bankruptcy Court”), in the proceeding titled In re: Star Buffet, Inc., Case No.2:11-bk-27518-GBN (the “Chapter 11 Case”). Star’s wholly owned subsidiary, Summit Family Restaurants Inc. (“Summit”) filed a voluntary petition for reorganization under Chapter 11 on September 29, 2011 in the Bankruptcy Court, in the proceeding titled In re: Summit Family Restaurants Inc., Case No. 2:11-bk-27713-GBN. The cases are being jointly administered. None of the Company’s subsidiaries other than Summit were included in the bankruptcy filing.

On March 26, 2012, the Company and Summit filed with the Bankruptcy Court a proposed Joint Plan of Reorganization (the “Plan”) and related disclosure statement (the “Disclosure Statement”) in accordance with the Bankruptcy Code.  Copies of the Plan and the Disclosure Statement are attached hereto as Exhibit 99.1 and are incorporated herein by reference.   Information contained in the Plan and Disclosure Statement is subject to change, whether as a result of amendments, actions of third parties or otherwise.

Bankruptcy law does not permit solicitation of acceptances of a plan of reorganization until the Bankruptcy Court approves the related disclosure statement.  Accordingly, neither this Current Report on Form 8-K nor the press release attached as Exhibit 99.2 is intended to be, nor should either be construed as, a solicitation for a vote on the Plan.

The Bankruptcy Court will conduct a hearing on the adequacy of the Disclosure Statement.  Creditors and other interested parties may file objections to approval of the Disclosure Statement.  Once such objections, if any, are resolved, the Bankruptcy Court will direct that the Disclosure Statement, Plan and an appropriate form of ballot be distributed to appropriate parties, including all those who are entitled to vote on the Plan.  Only classes of claims or equity interests that are impaired under the terms of the Plan are entitled to vote to accept or reject it.  The Plan will become effective only if, among other requirements, it receives the requisite number of votes in favor of acceptance and it is confirmed by the Bankruptcy Court.   There can be no assurance that the Court will approve the Disclosure Statement, that those who are entitled to vote will accept the Plan, or that the Court will confirm the Plan.

Item 9.01                     Financial Statements and Exhibits

99.1 Disclosure Statement with related Plan of Reorganization (Exhibit A) dated March 26, 2012.

99.2 Press Release dated April 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Buffet, Inc.

Date: April 5, 2012	By:	/s/ Robert E. Wheaton
Robert E. Wheaton, Chief Executive Officer, President and Chairman